SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                          KNIGHT TRANSPORTATION, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)   Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

                           NOTICE AND PROXY STATEMENT

                                       FOR

                                   MAY 8, 2002

                         ANNUAL MEETING OF SHAREHOLDERS

                                       OF

                           KNIGHT TRANSPORTATION, INC.










                                  APRIL 5, 2002

                           NOTICE AND PROXY STATEMENT
                                       FOR
                                   MAY 8, 2002
                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                           KNIGHT TRANSPORTATION, INC.

TO OUR SHAREHOLDERS:

     You are cordially invited to attend the 2002 Annual Meeting of Shareholders (the "Annual Meeting") of KNIGHT TRANSPORTATION, INC. (the "Company") to be held at 10:00 A.M., Phoenix time, on May 8, 2002, at The Wigwam Resort Hotel, 300 East Wigwam Boulevard, Litchfield Park, Arizona 85340. The purpose of the Annual Meeting is to:

     1. Elect three (3) Class I Directors, each director to serve a term of three years;

     2.   Approve an amendment to the Articles of  Incorporation,  extending the
          present   super-majority   provision  in  the  Company's  Articles  of
          Incorporation for three years;


     3. Approve an amendment to the Company's Stock Option Plan (the "Plan") adding 300,000 shares of the Company's common stock to the Plan for the issuance of stock options; and

     4. Transact such other business as may properly come before the Annual Meeting.


     The Board of Directors has fixed the close of business on March 21, 2002, as the Record Date for determining those shareholders who are entitled to receive notice of and vote at the Annual Meeting or any adjournment of that meeting. Shares of Common Stock can be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy. A copy of the Company's 2001 Annual Report to Shareholders, which includes audited consolidated financial statements, is enclosed.

     YOUR VOTE IS IMPORTANT. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO PROMPTLY DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

                                        By Order of the Board of Directors,


                                        Timothy M. Kohl,
                                        Secretary

Phoenix, Arizona
April 5, 2002

                           KNIGHT TRANSPORTATION, INC.
                                 PROXY STATEMENT

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
PROXY STATEMENT................................................................1
  RIGHT TO ATTEND ANNUAL MEETING; REVOCATION OF PROXY..........................1
  COSTS OF SOLICITATION........................................................1
  VOTING SECURITIES OUTSTANDING................................................1
  ANNUAL REPORT................................................................2
  REQUIRED MAJORITY, CUMULATIVE VOTING.........................................2
  HOW TO READ THIS PROXY STATEMENT.............................................2

PROPOSALS FOR SHAREHOLDER CONSIDERATION........................................3
  ITEM NO. 1. ELECTION OF DIRECTORS............................................3
  INFORMATION CONCERNING DIRECTORS AND NOMINEES................................3
  BIOGRAPHICAL INFORMATION CONCERNING DIRECTORS
    AND EXECUTIVE OFFICERS OF THE COMPANY......................................4
  ITEM NO. 2. PROPOSAL TO AMEND ARTICLES OF INCORPORATION......................6
  ITEM NO. 3. APPROVAL OF ADDITIONAL SHARES FOR THE STOCK OPTION PLAN..........6
  SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS..................................7

CORPORATE GOVERNANCE -- MEETINGS AND COMPENSATION OF THE
  BOARD OF DIRECTORS AND ITS COMMITTEES........................................8
  COMMITTEES OF THE BOARD OF DIRECTORS.........................................9
  EXECUTIVE COMMITTEE..........................................................9
  AUDIT COMMITTEE AND AUDIT COMMITTEE REPORT...................................9
  REPORT OF THE AUDIT COMMITTEE OF KNIGHT TRANSPORTATION, INC..................9
  COMPENSATION COMMITTEE......................................................12
  OTHER COMMITTEES............................................................12
  COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934........12

EXECUTIVE COMPENSATION........................................................12
  SUMMARY COMPENSATION TABLE..................................................13
  LONG TERM INCENTIVE PLAN....................................................14
  EMPLOYMENT AGREEMENTS.......................................................14
  STOCK OPTION PLAN...........................................................14
  401(k) PLAN.................................................................14
  COMPENSATION COMMITTEE, COMPENSATION COMMITTEE INTERLOCKS,
  REPORT ON EXECUTIVE COMPENSATION............................................16
  STOCK PERFORMANCE GRAPH.....................................................18

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................19
  COMPANY'S PURCHASE AND LEASE OF PROPERTIES..................................19
  CONCENTREK INVESTMENT.......................................................19
  KNIGHT FLIGHT...............................................................20
  TRANSACTIONS WITH AFFILIATES................................................20
  CERTAIN BUSINESS RELATIONSHIPS..............................................20

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT................21

SHAREHOLDER PROPOSALS.........................................................23

OTHER MATTERS.................................................................25

                           KNIGHT TRANSPORTATION, INC.
                             5601 WEST BUCKEYE ROAD
                             PHOENIX, ARIZONA 85043

                                 PROXY STATEMENT


     This Proxy Statement is furnished in connection with the solicitation of proxies from the shareholders of Knight Transportation, Inc. to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 8, 2002. THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. If not otherwise specified, all proxies received pursuant to this solicitation will be voted FOR the Director Nominees named below, and FOR the Amendment to our Articles of Incorporation extending the present super-majority provision required to approve a merger or consolidation or the sale of substantially all of the Company's assets and FOR the addition of 300,000 shares of common stock par value $0.01 per share (the "Common Stock") for issuance under our Stock Option Plan. We also expect to ratify the selection of our independent public accountants for 2002 at the Annual Meeting. At the time of the mailing of this Proxy Statement, our Board of Directors had not selected the Company's independent accountants for 2002. SEE "SELECTION OF INDEPENDENT ACCOUNTANTS," below.


     The Proxy Statement, proxy card, and our Annual Report was first mailed on or about April 5, 2002, to shareholders of record at the close of business on March 21, 2002 (the "Record Date").

     THE  TERMS   "WE,"   "OUR,"   "US"  OR  THE   "COMPANY"   REFER  TO  KNIGHT
TRANSPORTATION, INC. AND ITS SUBSIDIARIES.

RIGHT TO ATTEND ANNUAL MEETING; REVOCATION OF PROXY

     Returning your proxy now will not interfere with your right to attend the Annual Meeting or to vote your shares personally at the Annual Meeting, if you wish to do so. Shareholders who execute and return proxies may revoke them at any time before they are exercised by giving written notice to the Secretary of the Company at our address, by executing a subsequent proxy and presenting it to the Secretary of the Company, or by attending the Annual Meeting and voting in person.

COSTS OF SOLICITATION


     We will bear the cost of solicitation of proxies, which will be nominal and will include reimbursements for the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of our outstanding Common Stock. Proxies will be solicited by mail, and may be solicited personally by directors, officers or our regular employees, who will not be compensated for their services.


VOTING SECURITIES OUTSTANDING


     As of March 21, 2002, there were approximately 36,932,128 shares of our Common Stock issued and outstanding. Only holders of record of Common Stock at the close of business on the Record Date are entitled to vote at the Annual Meeting, either in person or by valid proxy. Ballots cast at the Annual Meeting will be counted by the Inspector of Elections and the results of all ballots cast will be announced at the Annual Meeting.


     Except in the election of directors, shareholders are entitled to one (1) vote for each share held of record on each matter of business to be considered at the Annual Meeting. In the election of directors, cumulative voting is required by law. See "REQUIRED MAJORITY," below. Abstentions will not be counted in voting on any proposal. A broker non-vote is not counted for purposes of approving matters to be acted upon at the Annual Meeting. A "broker non-vote" occurs when a nominee holding voting shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to the item and has not received voting instructions from the beneficial owner.

ANNUAL REPORT

     The information included in this Proxy Statement should be reviewed in conjunction with the Consolidated Financial Statements, Notes to Consolidated Financial Statements, Independent Public Accountants' Report and other information included in our 2001 Annual Report to Shareholders that was mailed on or about April 5, 2002, with this Notice of Annual Meeting and Proxy Statement, to all shareholders of record as of the Record Date.

REQUIRED MAJORITY, CUMULATIVE VOTING

     Under the Constitution of the State of Arizona, each holder of Common Stock has cumulative voting rights in electing directors of an Arizona corporation. Under cumulative voting, each shareholder, when electing directors, has the right to cast as many votes in the aggregate as he has voting shares multiplied by the number of directors to be elected. For example, if a shareholder has 100 shares and three directors are to be elected, the shareholder may cast 300 votes. Each shareholder may cast the whole number of votes, either in person or by proxy, for one candidate or may distribute such votes among the nominees for director as the shareholder determines. The nominees for director who receive the most votes will be elected. Under the cumulative voting rights provided by the Constitution of the State of Arizona, each shareholder, when electing a class of directors, has the right to cast as many votes in the aggregate as he has voting shares multiplied by the number of directors to be elected in that class of directors. For example, this year three (3) Class I directors will stand for election. If a shareholder has 100 shares, the shareholder may cast 300 votes and may vote all of those shares for a single director nominee or distribute those votes among the director nominees as the shareholder determines. Other matters submitted to shareholders for consideration and action at the Annual Meeting must be approved by a simple majority vote of those shares present in person or by proxy.

HOW TO READ THIS PROXY STATEMENT

     Set forth below are all the proposals to be considered by shareholders at our Annual Meeting of Shareholders to be held on May 8, 2002. Following the description of each proposal is important information about our management and our Board of Directors; executive compensation; transactions between the Company and our officers, directors and affiliates; our stock owned by management and other large shareholders; and how shareholders may make proposals at the Annual Meeting. EACH SHAREHOLDER SHOULD READ THIS INFORMATION BEFORE COMPLETING AND RETURNING THE ENCLOSED PROXY CARD.

                     PROPOSALS FOR SHAREHOLDER CONSIDERATION

                        ITEM NO. 1. ELECTION OF DIRECTORS


     The Board of Directors has nominated three (3) persons to serve on the Board commencing with the 2002 Annual Meeting. Pursuant to our Articles of Incorporation, beginning with the first annual meeting of shareholders following the first election of Class I, Class II and Class III directors, and continuing at each annual meeting of shareholders thereafter, each director elected in a class shall be elected to serve for a term ending with the conclusion of the third annual meeting of shareholders after the date of such director's election. At our 2001 Annual Meeting of Shareholders, nine (9) directors were elected to serve on our Board in three (3) classes of three (3) directors each. Class I directors were elected for a one year term; Class II directors were elected for a two year term; and Class III directors were elected for a three year term. Class I directors stand for reelection at this year's Annual Meeting to serve a term of three years. Cumulative voting will apply in the election of directors. INFORMATION CONCERNING THE COMPENSATION OF OFFICERS AND DIRECTORS, THEIR STOCK OWNERSHIP IN THE COMPANY, AND TRANSACTIONS BETWEEN OFFICERS, DIRECTORS AND 10% OR GREATER SHAREHOLDERS IS SET FORTH BELOW.


                              NOMINEES FOR DIRECTOR

                                CLASS I DIRECTORS
                                (THREE-YEAR TERM)

                                 Donald A. Bliss
                                 Timothy M. Kohl
                                  Mark Scudder

     Each nominee to the Board of Directors has consented to serve. Messrs. Randy Knight, Kevin P. Knight, Gary J. Knight, and Keith T. Knight, who collectively have voting power over approximately 36% of our issued and outstanding shares of Common Stock, have indicated that they intend to vote their shares for the election of all director nominees.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE BOARD OF DIRECTOR NOMINEES.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

     Information concerning the names, ages, positions, terms and business experience of our current directors and nominees for director is set forth below.

            NAME             AGE    COMPANY POSITION AND OFFICES HELD
            ----             ---    ---------------------------------
     Donald A. Bliss(1)(4)   69     Director
     Timothy M. Kohl         54     Chief Financial Officer, Secretary, Director
     Gary J. Knight(2)(4)    50     President, Director
     Keith T. Knight(2)      47     Executive Vice President, Director
     Kevin P. Knight(2)(4)   45     Chairman of the Board, Chief Executive
                                      Officer, Director
     Randy Knight(2)         53     Director
     G.D. Madden(1)(3)       62     Director
     Matt Salmon(1)          44     Director
     Mark Scudder(3)(4)      39     Director

Our executive officers serve at the will of the Board of Directors.

----------
(1)  Member of the Audit Committee.
(2) Randy Knight and Gary J. Knight are brothers and are cousins of Kevin P. Knight and Keith T. Knight, who are also brothers.
(3)  Member of the Compensation Committee.
(4)  Member of the Executive Committee.

                  BIOGRAPHICAL INFORMATION CONCERNING DIRECTORS
                      AND EXECUTIVE OFFICERS OF THE COMPANY

     DONALD A. BLISS was elected to our Board of Directors in February 1995. Until December 1994, Mr. Bliss was Vice President and Chief Executive Officer of U.S. West Communications, a U.S. West company. Mr. Bliss has also been a Director of Bank of America Arizona since 1988 and was a Director of U.S. West Communications from 1987 to 1994. Mr. Bliss has been a Director of Continental General since 1990 and a Director of Western-Southern Insurance Company since April 1, 1998. Mr. Bliss is currently the Chairman of the Western Region Advisory Board of AON Risk Services of Arizona, Inc.

     TIMOTHY M. KOHL joined us in 1996. Mr. Kohl was elected to our Board of Directors in May 2001. Mr. Kohl has served as our Chief Financial Officer and Secretary since October 16, 2000, when he was selected by the Board to replace Mr. Clark Jenkins, who had resigned from the Company to take another position. Mr. Kohl served as Vice President of Human Resources for us from January, 1996 through May, 1999. From May, 1999 through October, 2000, Mr. Kohl served as Vice President of our Southeast Region. Prior to his employment with us, Mr. Kohl was employed by Burlington Motor Carriers as Vice President of Human Resources. Prior to his employment with Burlington Motor Carriers, Mr. Kohl served as Vice President of Human Resources for JB Hunt.

     GARY J. KNIGHT has served as our President since 1993, and has been an officer and director of the Company since 1990. From 1975 until 1990, Mr. Knight was employed by Swift Transportation Co., Inc. ("Swift"), a long haul trucking company, where he was an Executive Vice President.

     KEITH T. KNIGHT has served as our Executive Vice President since 1993, and has been an officer and director of the Company since 1990. From 1977 until 1990, Mr. Knight was employed by Swift, where he was a Vice President and Manager of Swift's Los Angeles terminal.

     KEVIN P. KNIGHT has served as our Chairman of the Board since May 1999, has served as our Chief Executive Officer since 1993, and has been an officer and director of the Company since 1990. From 1975 to 1984 and again from 1986 to 1990, Mr. Knight was employed by Swift, where he was an Executive Vice President and President of Cooper Motor Lines, Inc., a Swift subsidiary.

     RANDY KNIGHT has been a director of the Company since its inception in 1989 and is presently a consultant to the Company. Mr. Knight served as an officer of the Company since 1989 and he resigned as an officer and Vice Chairman of the Board of Directors on July 31, 1999. Mr. Knight served as Chairman of the Board from 1993 to July 1999. From 1985 to the present, Mr. Knight has owned a 50% interest in and served as Chairman of Total Warehousing, Inc. ("Total
Warehousing"), a commercial warehousing and local transportation business located in Phoenix, Arizona. Mr. Knight was employed by Swift or related companies from 1969 to 1985, where he was a Vice President and shareholder.

     G.D. MADDEN has served as a director of the Company since January 1997. Since 1996, Mr. Madden has been President of Madden Partners, a consulting firm he founded, which specializes in transportation technology and strategic issues. Prior to founding Madden Partners, he was President and Chief Executive Officer of Innovative Computing Corporation, a subsidiary of Westinghouse Electric Corporation. Mr. Madden founded Innovative Computing Corporation (ICC), a privately held company, which grew to be the largest supplier of fully integrated management information systems to the trucking industry. Mr. Madden sold ICC to Westinghouse in 1990 and continued to serve as its President and Chief Executive Officer until 1996.


     MATT SALMON was elected to our Board in May 2001. Mr. Salmon is the Executive Vice President of APCO Worldwide, a Washington, D.C. based consulting firm specializing in worldwide strategic communications and public affairs matters with 25 offices around the globe, including Europe and China. As an executive of APCO, Mr. Salmon provides clients with strategic communications and governmental affairs advice. Prior to joining APCO, Mr. Salmon was a member of the United States House of Representatives from Arizona from 1994 through 1999. Prior to that time, he served four years in the Arizona State Senate and for 13 years as a telecommunications executive with U.S. West Communications. While a member of the United States House of Representatives, Mr. Salmon served on the International Relations Committee and as Chairperson and Founding Member of the House Renewable Energy Caucus. Mr. Salmon is currently a candidate for the office of Governor of the State of Arizona.


     MARK SCUDDER has served as a director of the Company since November 1999. Mr. Scudder is a principal of Scudder Law Firm, P.C., L.L.O. ("Scudder Law Firm"), in Lincoln, Nebraska and has been involved in the private practice of law since 1988. Mr. Scudder is a member of the board of directors of Covenant Transport, Inc., a publicly held long haul trucking company.

             ITEM NO. 2. PROPOSAL TO AMEND ARTICLES OF INCORPORATION


     Article XI of our Restated Articles of Incorporation ("Articles of Incorporation") requires the approval by a sixty-seven percent (67%) majority vote of our shareholders entitled to vote in order to effect the sale of all or substantially all of our assets, any share exchange, plan of merger or consolidation pursuant to which our outstanding Common Stock is converted into cash or other consideration. This provision expires on December 31, 2002. The proposed amendment to our Articles of Incorporation would extend this provision until December 31, 2005, and require the approval of sixty seven percent (67%) of our issued and outstanding shares to approve any offer to purchase substantially all of our assets or any share exchange, plan of merger or consolidation, or other transaction pursuant to which our outstanding Common Stock is exchanged, acquired or converted into cash or other consideration. The amendment does not require shareholder approval for us to acquire the stock or assets of another entity by merger, share exchange or otherwise through the issuance of our stock or payment of cash. This provision would expire December 31, 2005. If the proposed amendment is adopted, Messrs. Kevin P. Knight, Gary J. Knight, Keith T. Knight and Randy Knight, collectively, owners of approximately 36% of our outstanding Common Stock, would have the ability to prevent any change of control of the Company. A copy of the amendment language is set forth in EXHIBIT 1 to this Proxy Statement.


     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS APPROVE THIS AMENDMENT TO THE ARTICLES OF INCORPORATION.

     ITEM NO. 3. PROPOSAL TO APPROVE THE AUTHORIZATION OF ADDITIONAL SHARES TO BE RESERVED FOR ISSUANCE UNDER THE STOCK OPTION PLAN

     We currently maintain a Stock Option Plan (the "Plan") to enable our officers, directors and certain key and critical line employees, including drivers and other employees, to participate in the ownership of the Company. The Plan is designed to attract and retain directors, officers, and key employees and critical line employees, to provide them long-term incentives if our Company continues to grow, and to align their interests with the interests of our shareholders. The Plan is administered by the Compensation Committee of our Board of Directors (the "Compensation Committee"). The Plan allows the Compensation Committee to grant incentive stock options ("ISOs") and nonqualified stock options ("NSOs") to our employees as a form of incentive compensation.

     All stock grants made under the Plan are evidenced by a written agreement between the Company and the participant. Stock options issued under the Plan are at the fair market value of a share of Common Stock on the date of grant, except for automatic options issued to directors upon their election to the Board, which may be issued at 85% of fair market value as of the date of grant. See "EXECUTIVE COMPENSATION - STOCK OPTION PLAN," below. Common stock reserved for stock grants made under the Plan is automatically increased upon the occurrence of any stock split, reverse stock split, subdivision, stock dividend, reorganization or reclassification of our stock, without further action by the Company. Participants exercise no rights as shareholders of the Company with respect to shares subject to any stock grant until a stock certificate is issued following the exercise of a grant. If not earlier terminated, the Plan will expire on August 31, 2004. We have reserved the right to terminate, suspend, discontinue, modify or amend the Plan in any respect, at any time, except that without the approval of our shareholders, no revision or amendment may change the number of shares of Company stock subject to the Plan, change the designation of the class of employees eligible to receive options, decrease the price at which options may be granted, or remove the administration of the Plan from the Compensation Committee. Notwithstanding this limitation, we will not terminate the Plan with regard to any outstanding stock grant unless notice of termination is given to the participant and the participant is permitted at least 15 days to exercise any issued and outstanding stock grant, but only if such stock grant is then exercisable.


     At the Annual Meeting, shareholders will be asked to approve the addition of 300,000 more shares of our Common Stock to be available for stock grants made under the Plan. These additional shares will be subject to the same terms and conditions under the Plan as the current shares available for issuance under the Plan.

     The Plan was established in 1994 and 650,000 shares of Common Stock were reserved for issuance thereunder. The Plan was amended and restated in 1998 to increase the number of shares reserved for issuance to 1,000,000. Due to stock splits, as of March 21, 2002, a total of 3,375,000 shares of our Common Stock are currently available for stock grants, after giving effect to the Company's three for two stock splits on December 28, 2001, June 1, 2001, and May 28, 1998. Of these 3,375,000 shares, 2,819,281 shares are subject to issued and outstanding option grants and 555,719 shares are available for new stock grants as of March 21, 2002.

     To assure the Plan's continuation and the continued availability of stock options for employees and officers, in March 2002, our Board of Directors authorized an additional 300,000 shares of Common Stock to be available for stock grants made under the Plan, subject to approval of our shareholders. The Board of Directors believes that our stock option program is an appropriate vehicle for recognition of employee performance and providing incentives to employees for continued performance and that the Plan has been effective in aligning the interests of our employees with our shareholders. If the amendment to the Stock Option Plan is approved by shareholders, ownership of our issued and outstanding Common Stock would increase by as much as nine percent (9%), if all issued and outstanding options are exercised and all shares of Common Stock reserved for the issuance of stock options are in fact issued as stock options. A copy of the amendment language is set forth in Exhibit 2 to this Proxy Statement.


     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS APPROVE THE ADDITION OF SHARES OF OUR COMMON STOCK TO THE PLAN.

                      SELECTION OF INDEPENDENT ACCOUNTANTS


     Arthur Andersen LLP, independent public accountants ("Arthur Andersen"), has served as our principal accounting firm during the year ended December 31, 2001. Arthur Andersen has served as our independent public accountant since 1994. A representative of Arthur Andersen is expected to be present at the Annual Meeting with an opportunity to make a statement if such representative desires to do so, and is expected to respond to appropriate questions.

     The Board of Directors customarily asks that shareholders ratify and approve the Board's selection of our independent public accountants. At the mailing of this Proxy Statement our Board of Directors, in order to evaluate the cost of audit services, elected to solicit from the largest public accounting firms requests for proposals to serve as our independent public accountants and had not selected the Company's independent public accountants for the current fiscal year. Our Board of Directors will review and consider the proposals made by independent public accountants and will select the independent public accounting firm for this year. The Board of Directors anticipates that it will select one of the "Big Five" accounting firms to serve as our independent public accountants for the fiscal year ended December 31, 2002; namely Arthur Andersen, Deloitte & Touche, Ernst & Young LLP, KPMG LLP, or Pricewaterhouse Coopers. The Board may ask that shareholders ratify its selection. We have no disagreements with our current independent public accountant, Arthur Andersen, and have been satisfied with all services rendered by Arthur Andersen to us to date.

                       FISCAL YEAR 2001 AUDIT FEE SUMMARY

     During fiscal year 2001, Arthur Andersen provided services in the following categories to us and was paid the following amounts:

     Audit Fees                                                    $110,295

     Financial Information System Design and Implementation        $      0

     Other

          Other Audit Related Fees                                 $ 63,000

          All Other                                                $ 12,776


     The non-audit fees we paid Arthur Andersen related to our public stock offering made in November 2001, pursuant to a registration statement filed with the Securities and Exchange Commission.



     The Audit Committee has considered whether the provisions of non-audit services by Arthur Andersen, as our principal auditor for the fiscal year ending December 31, 2001, is compatible with maintaining auditor independence.

                             CORPORATE GOVERNANCE --

     MEETINGS AND COMPENSATION OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

BOARD OF DIRECTORS. Our business is managed by our Board of Directors. During the year ended December 31, 2001, our Board of Directors met on six occasions, including twice by telephonic meeting. Each of the directors attended 75% or more of the meetings of the Board of Directors and the meetings held by all of the committees of the Board on which he served.

DIRECTORS' COMPENSATION. Directors who are not 10% shareholders or employees of the Company ("Independent Directors") receive annual compensation of $5,000, plus a fee of $500 for attendance at each meeting of the Board of Directors, and a fee of $250 for Board committee meetings. We also reimburse directors for the expense incurred in attending a meeting. Independent Directors appointed to the Board of Directors also receive an automatic grant of a non-qualified stock option ("NSO") for that number of shares of Common Stock approved by the Board but not less than 2,500 nor more than 5,000 shares. To date, all directors have received an option grant of 2,500 shares of our Common Stock. The exercise price of a NSO is 85% of the fair market value of our stock as of the date of grant. The option is forfeitable if a director resigns one year after election as a director. The Board of Directors has granted each of Donald A. Bliss, G.D.

Madden,  Matt  Salmon and Mark  Scudder,  an NSO for 2,500  shares of our Common
Stock at original exercise prices of $13.18, $20.19, $22.87 and $11.75, respectively.

     Members of the Board of Directors also have the option to accept shares of our Common Stock in lieu of director's fees. If this option is elected, we issue Common Stock on February 15 and August 15 of each year in payment of accrued director's fees for the preceding six month periods ending June 30 and December 31, respectively, at the closing market price for such shares as of the trading day prior to issuance.

     Mr. Randy Knight, who is one of our directors, also serves as a consultant to us and receives $50,000 per year for his consulting services. The consulting agreement with Mr. Knight is terminable at the election of either party.

COMMITTEES OF THE BOARD OF DIRECTORS


     The Board of Directors has established three (3) committees, which are authorized to act on behalf of the Board in their respective spheres: the Executive Committee, the Audit Committee and the Compensation Committee. The responsibilities of each committee are described below.


                               EXECUTIVE COMMITTEE

     The Executive Committee of the Board was established November 7, 2000. The Executive Committee is authorized to act on behalf of the Board of Directors when the Board of Directors is not in session. The members of the Executive Committee are Kevin Knight, Gary Knight, Don Bliss, and Mark Scudder. The Executive Committee met once in 2001.

                   AUDIT COMMITTEE AND AUDIT COMMITTEE REPORT

     The Audit Committee for 2001 was composed of Donald A. Bliss, G.D. Madden and Matt Salmon. Mr. Bliss served as Chairman of the Audit Committee. The Audit Committee met five times during 2001. Since 1994, the Audit Committee, has operated pursuant to a written charter detailing its duties. The Audit Committee's Charter is set forth in EXHIBIT 3, below. All of the members of the Audit Committee are independent directors, as defined in the NASDAQ Stock Market's Listing Rule 4200. In performing its duties, the Audit Committee, as required by applicable Securities and Exchange Commission rules, issues a report recommending to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K, and certain other matters, including the independence of our outside public accountants. The REPORT OF THE AUDIT COMMITTEE is set forth below.

     THE AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING MADE BY US UNDER THE SECURITIES ACT OF 1933 ON THE SECURITIES EXCHANGE ACT OF 1934, NOTWITHSTANDING ANY GENERAL STATEMENT CONTAINED IN ANY SUCH FILINGS INCORPORATING THIS PROXY STATEMENT BY REFERENCE, EXCEPT TO THE EXTENT WE INCORPORATE SUCH REPORT BY SPECIFIC REFERENCE.

                                  REPORT OF THE
                                 AUDIT COMMITTEE
                                       OF
                           KNIGHT TRANSPORTATION, INC.

          The Board of Directors of the Company has appointed an Audit Committee. The functions of the Audit Committee are focused on: (1) the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements; (2) the independence of the Company's external auditors; and (3) the Company's compliance with legal and regulatory requirements.

          For the fiscal year ending December 31, 2001, Donald Bliss, G.D. Madden and Matt Salmon comprised the Audit Committee. Donald Bliss acted as the Chairman. The Audit Committee meets periodically with management to discuss the adequacies of the Company's internal financial controls and the objectivity of its financial reporting. The Committee also meets with the Company's independent auditors.

          The directors who serve on the Audit Committee are all "independent" for purposes of the NASDAQ Stock Market listing standards. That is, none of the members has a relationship to the Company that would interfere with his independence from the Company and its management.

          The Board of Directors has adopted a written charter setting forth the Audit Committee's functions. A copy of the Audit Committee's charter may be found in Exhibit 3 to this Proxy Statement.

          The Company retains independent public accountants who are responsible for conducting an independent audit of the Company's financial statements, in accordance with generally accepted auditing standards and issuing a report thereon. In performing its duties, the Audit Committee has discussed the Company's financial statements with management and with the Company's independent auditors and, in issuing this report, has relied upon the responses and information provided to the Audit Committee by management and the Company's independent auditors.

          Management of the Company has primary responsibility for the Company's financial statements and the overall reporting process, including maintenance of the Company's system of internal controls. The independent auditors audit the annual financial statements prepared by management, and express an opinion as to whether those financial statements fairly present the financial position, results of operation and cash flows of the Company in conformance with generally accepted accounting principles, and discuss with the Audit Committee any issues they believe should be raised.

          For  the  fiscal  year  ending   December  31,  2001,  the  Audit
     Committee:

          (1) Reviewed and discussed the audited financial statements with management of the Company;

          (2) Discussed with Arthur Andersen LLP, the independent auditors of the Company, the matters required to be discussed by Statement on Accounting Standards No. 61 (communications with Audit Committees); and

          (3) Reviewed and discussed the written disclosures and the letter from the Company's independent auditors the matters relating to the auditor's independence from the Company.


          (4) Reviewed other matters with management and with the Company's
     independent   auditors  that  came  to  the  attention  of  the  Audit
     Committee.

          Based upon the Audit Committee's review and discussion of the matters above, the Audit Committee recommends to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, filed with the Securities and Exchange Commission.

     Donald Bliss, Chairman                                February 6, 2002
     G.D. Madden, Member                                   February 6, 2002
     Matt Salmon, Member                                   February 6, 2002



                           (Intentionally Left Blank)

                             COMPENSATION COMMITTEE


     The Compensation Committee is composed entirely of directors who are not officers, employees or 10% shareholders of the Company. The Compensation Committee reviews all aspects of Executive Compensation and makes recommendations on such matters to the full Board of Directors. The Compensation Committee also reviews and approves stock options granted by the Company. The Compensation Committee met formally once in 2001 to issue its Report on Executive Compensation. The Compensation Committee, by written action taken without a meeting, also approves stock option grants we propose to make to officers and employees. Additional information concerning the Compensation
Committee, its members, Compensation Committee interlocks, and its REPORT ON EXECUTIVE COMPENSATION and the Performance Graph are set forth under "EXECUTIVE COMPENSATION," below.


                                OTHER COMMITTEES

     We do not maintain a standing nominating committee or other committee performing a similar function.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934


     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers Automated Quotation System ("NASDAQ") reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. During the 2001 fiscal year, certain of our officers were late in filing Section 16(a) forms with the SEC. In June 2001, Keith Knight, Randy Knight, Gary Knight and Bruce Beck, Jr. failed to timely file Section 16(a) forms as a result of the late receipt of information concerning their respective transactions. Matt Salmon failed to timely file his Form 3 as a result of an administrative oversight that caused a delay in the issuance of paperwork for his automatic stock option grant upon his election to our Board in May 2001. Mike Breton and Cory Webster were not timely in filing
Section 16(a) forms in November 2001 due to a delay in receiving information. All reports have since been filed. Based solely upon a review of the copies of such reports furnished to the Company, or written representations that no other reports were required, we believe that during the 2001 fiscal year, all other
Section 16(a) filing requirements applicable to our directors, executive officers and greater than 10% beneficial owners were complied with.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The table which follows sets forth information concerning compensation for the fiscal years ended December 31, 2001, 2000, and 1999 awarded to, earned by, or paid to our Chief Executive Officer and our five most highly compensated executive officers, other than the Chief Executive Officer, whose total annual salary and bonus exceeded $100,000 for the fiscal year ended December 31, 2001 (the "Named Executive Officers").


                    ANNUAL COMPENSATION                                            LONG-TERM COMPENSATION
-----------------------------------------------------------------  -----------------------------------------------------
                                                                         AWARDS                      PAYOUTS
                                                                   --------------------   ------------------------------
                                                                   RESTRICTED
     NAME AND                                      OTHER ANNUAL       STOCK     OPTIONS/     LTIP         ALL OTHER
PRINCIPAL POSITION   YEAR   SALARY($)   BONUS($)  COMPENSATION($)  AWARD(S)($)  SARS(#)   PAYOUTS($)  COMPENSATION($)(1)
------------------   ----   ---------   --------  ---------------  -----------  -------   ----------  ------------------
Kevin P. Knight,     2001    265,000        0            0              0           0          0            1,725
Chairman, Chief      2000    260,000        0            0              0           0          0            2,220
Executive Officer    1999    250,000        0            0              0           0          0            2,220

Gary J. Knight,      2001    265,000        0            0              0           0          0            2,840
President            2000    260,000        0            0              0           0          0            2,840
                     1999    250,000        0            0              0           0          0            2,840

Keith T. Knight,     2001    265,000        0            0              0           0          0            1,865
Executive Vice       2000    250,000        0            0              0           0          0            2,460
President            1999    250,000        0            0              0           0          0            2,460

Timothy M. Kohl      2001    136,067     20,000          0              0        22,500        0            1,130
Chief Financial      2000    132,000     15,000          0              0        31,500        0              625
Officer, Secretary   1999        n/a


Cory Webster, Vice   2001    135,000     15,000          0              0         6,000        0              625
President            2000    120,000     15,000          0              0         9,000        0              625
                     1999    120,000     30,000          0              0         6,750        0              625


The following table sets forth stock options granted to Named Executive Officers in 2001:

                    NUMBER OF     PERCENT OF
                   SECURITIES    TOTAL OPTIONS
                   UNDERLYING     GRANTED TO    EXERCISE OR
     NAMED           OPTIONS     EMPLOYEES IN    BASE PRICE   EXPIRATION
   OFFICER(1)       GRANTED(#)       2001          ($/SH)        DATE       5%($)     10%($)
   ----------       ----------       ----          ------       -------    -------    -------
Timothy M. Kohl       22,500          3.4          $11.00       9/17/11    196,178    217,305
Cory Webster           6,000          .93          $11.00       9/17/11     52,314     57,948

     Except as set forth above, no stock appreciation rights (SARs) or other options were granted during the 2001 fiscal year to any of the Named Executive Officers.

     The following table sets forth the information with respect to the exercise of stock options during the fiscal year ended December 31, 2001.


----------
(1) In 2001, 2000 and 1999, compensation included in the category of "All Other Compensation" for each of the Named Executive Officers included Company contributions in the amount of $625, for each year, to the Knight Transportation, Inc. 401(k) Plan. The balance of compensation included in "All Other Compensation" represents the annual economic benefit derived from a $2,000,000 split-dollar life insurance policy maintained for each of the Knights, and a $1,000,000 policy for Mr. Kohl, during 2001, which will be reimbursed to the Company upon termination or payment of the policy.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                  AND OPTION VALUES AS OF DECEMBER 31, 2001(1)


                                                 NUMBER OF UNEXERCISED          VALUE OF UNEXERCISED
                                               OPTIONS AT FISCAL YEAR END      IN-THE-MONEY OPTIONS AT
                    SHARES                          12/31/01(#)(2,3)        2001 FISCAL YEAR END($)(2,3,4)
                  ACQUIRED ON     VALUE       ---------------------------   ------------------------------
      NAME        EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
      ----        -----------   -----------   -----------   -------------    -----------   -------------
Timothy M. Kohl     10,936       $178,380         6,750         64,125        $   76,891      $648,333
Cory Webster         9,800        166,735        87,116         18,375         1,270,512       261,286


----------
(1) None of the other Named Executive Officers (Kevin P. Knight, Gary J. Knight, and Keith T. Knight) were granted or exercised any options during fiscal year 2001.
(2) Any option exercisable within 60 days of December 31, 2001, is treated as if it were currently exercisable.
(3) All options have been adjusted to reflect the effect of each of our three-for-two stock splits, effected as stock dividends on May 18, 1998, June 1, 2001 and December 28, 2001.
(4) Based on a closing price of $18.78 of our Common Stock on December 31, 2001.

LONG TERM INCENTIVE PLAN


     Other than our Stock Option Plan in which none of our Named Executive Officers, other than Mr. Timothy M. Kohl and Cory Webster, participate, we do not have a long-term incentive plan and we have not issued any stock appreciation rights.


EMPLOYMENT AGREEMENTS

     We  currently  do  not  have  any   employment   contracts,   severance  or
change-in-control agreements with any of our Named Executive Officers.

     Upon Randy Knight's retirement as Chairman in 1999, we entered into a Consulting Agreement with Mr. Knight for $50,000 per year. The Consulting Agreement is terminable at any time by either party. Presently, consulting services are rendered by Randy Knight through a limited liability company controlled by Mr. Knight.

STOCK OPTION PLAN


     We adopted in 1994 and currently maintain a stock option plan (the "Plan" or the "Stock Option Plan") to enable directors, officers and certain key and critical line employees of the Company, including drivers and other employees, to participate in the ownership of the Company. The Plan was amended and restated during 1998 to authorize the grant of options for an additional 350,000 shares of Common Stock under the Plan, for a total of 1,500,000 shares of Common Stock, after giving effect to our 1998 stock dividend. The Plan is designed to attract and retain directors, executive officers, our key employees and critical line employees, and to provide long-term incentives to those persons. In authorizing stock grants under the Plan, the Compensation Committee has sought to align the interests of employees with our shareholders and has sought to make stock grants to those key employees and operating personnel whose performance is important to our success. As of March 21, 2002, we had granted options to employees and directors to purchase 2,819,281 shares of our Common Stock; 555,719 Shares of Common Stock were reserved for the issuance of future stock options and grants. SEE "ITEM NO. 3, PROPOSED TO APPROVE THE AUTHORIZATION OF ADDITIONAL SHARES TO BE RESERVED FOR ISSUANCE UNDER THE STOCK OPTION PLAN," above, for additional information about the Stock Option Plan.


401(k) PLAN

     We also sponsor a 401(k) Plan (the "401(k) Plan"). The 401(k) Plan is a profit sharing plan that permits voluntary employee contributions on a pre-tax basis under section 401(k) of the Internal Revenue Code. Under the 401(k) Plan, a participant may elect to defer a portion of his compensation and have us contribute a portion of his compensation to the 401(k) Plan. We make a discretionary matching contribution. For 2001, our contribution was $625 per participant. The Plan's assets are held and managed by an independent trustee. Under the 401(k) Plan, eligible employees have the right to direct the investment of employee and employer contributions among several mutual funds. The 401(k) Plan also allows its participants to direct the trustee to purchase shares of our stock on the open market up to a maximum of 20% of their 401(k) Plan account balance. As of December 31, 2001, approximately 5% of all assets held by the 401(k) Plan were invested in our Common Stock. Our senior executives and certain key employees are not permitted to participate in the 401(k) Plan feature that allows them to purchase our Common Stock in their 401(k) Plan accounts.

     Amounts we contribute for a participant vest over five years and are held in trust until distributed pursuant to the terms of the 401(k) Plan. An employee is eligible to participate in the 401(k) Plan if he has attained age 19 and completed 1,000 hours of service within a 12 month period. Distributions from participant accounts are not permitted before age 59-1/2, except in the event of death, disability, separation from service, or certain financial hardships.


     We do not maintain a defined benefit plan.


COMPENSATION COMMITTEE, COMPENSATION COMMITTEE INTERLOCKS, REPORT ON EXECUTIVE COMPENSATION

     THE COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION, AND THE PERFORMANCE GRAPH THAT FOLLOW SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING MADE BY US UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, NOTWITHSTANDING ANY GENERAL STATEMENT CONTAINED IN ANY FILING INCORPORATING THIS PROXY STATEMENT BY REFERENCE, EXCEPT TO THE EXTENT WE INCORPORATE THIS REPORT AND GRAPH BY SPECIFIC REFERENCE.

     The Compensation Committee is composed entirely of directors who are not officers, employees or 10% or greater shareholders of the Company. The Compensation Committee reviews all aspects of compensation of our executive officers and makes recommendations on compensation matters to the full Board of Directors. The Compensation Committee of the Board of Directors for 2001 was composed of G.D. Madden and Mark Scudder. Mr. Scudder served as Chairman of the Compensation Committee. SEE "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS," below, for a description of transactions between us and members of the Board of Directors or their affiliates, and "CORPORATE GOVERNANCE - MEETINGS AND
COMPENSATION OF THE BOARD OF DIRECTORS AND ITS COMMITTEES," above, for a description of compensation of the members of the Compensation Committee. The Compensation Committee also renders an annual report to the Board of Directors concerning the compensation of our executive officers.

     The Compensation Committee of the Board of Directors has furnished the following Report on Executive Compensation:

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

          Under the supervision of the Compensation Committee of the Board of Directors, the Board of Directors reviews the compensation of the Company's executive officers annually. The compensation program for the Company's executive officers is administered in accordance with a pay-for-performance philosophy that links executive compensation with the values, objectives, business strategy, management incentives, and financial performance of the Company.

          Because the most senior executive officers of the Company each have substantial holdings of the Company's Common Stock, corporate performance directly affects these executive officers, without regard to compensation. The Committee believes that stock ownership by the Company's most senior executive officers aligns the interests of management with the interests of shareholders in the enhancing of shareholder value. With the exception of Mr. Timothy M. Kohl, Chief Financial Officer and Secretary, and Cory Webster, Vice President, each of whom is eligible for stock options and bonus awards, the Company's executive officers are compensated with a base salary only, with no bonus or short or long term incentives. With respect to Mr. Kohl and other executive officers without substantial holdings of the Company's Common Stock, the objectives of the Company's compensation program are to align, through the grant of stock options, executive and shareholder long-term interests by creating a strong and direct link between executive pay and shareholder return. The Company's stock option program is intended to enable executives to develop and maintain a significant, long-term stock ownership position in the Company's Common Stock, which will reward executives, as long as the Company continues to perform well. The Committee believes that the Stock Option Plan is an effective tool for accomplishing this objective.

          In reviewing base salaries of senior management for 2001 and salary compensation for 2001-2002, including the salary of Mr. Kevin
     P. Knight, the Company's Chief Executive Officer, the Compensation Committee reviewed and considered (i) compensation information disclosed by similarly-sized publicly held truckload motor carriers;
     (ii) the financial performance of the Company, as well as the role and contribution of the particular executive with respect to such performance; (iii) non-financial performance related to the individual executive's contributions; and (iv) the particular executive's stock holdings.

          The Compensation Committee believes that the annual salaries of the Company's Chief Executive Officer and other executive officers are reasonable compared to similarly situated executives of other truckload motor carriers.

                             COMPENSATION COMMITTEE

                             Mark Scudder, Chairman
                             G. D. Madden, Member
                             February 6, 2002

                           (Intentionally Left Blank)

                          STOCK PERFORMANCE GRAPH

     The graph below compares the cumulative total returns of our Common Stock, the NASDAQ Stock Market and the NASDAQ Trucking and Transportation Stocks Indices (the "Peer Group") from December 31, 1997 to December 31, 2001. The graph assumes that $100 of our Common Stock was purchased on December 31, 1997, at a price of $8.22 per share and all dividends were reinvested. The graph is adjusted for stock dividends and stock splits. We have paid no dividends on our Common Stock since our inception and do not expect to do so in the foreseeable future. THERE IS NO ASSURANCE THAT OUR STOCK PERFORMANCE WILL CONTINUE INTO THE FUTURE WITH THE SAME OR SIMILAR TRENDS DEPICTED IN THE GRAPH BELOW. WE MAKE NO PREDICTIONS AS TO THE FUTURE PERFORMANCE OF OUR STOCK.

                                     [GRAPH]


Index Description             12/31/1997   12/31/1998   12/31/1999   12/31/2000   12/31/2001
-----------------             ----------   ----------   ----------   ----------   ----------
Knight Transportation, Inc.     100.00       144.26        92.57       104.05       228.45

NASDAQ Stock Market             100.00       140.91       254.57       474.16       374.33

NASDAQ Trucking &
Transportation Stocks Index
(the "peer" group)              100.00        90.36        86.12        78.28        99.62

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

COMPANY'S PURCHASE AND LEASE OF PROPERTIES

     Our headquarters and principal place of business is located at 5601 West Buckeye Road, Phoenix, Arizona, on approximately 65 acres. We own approximately 57 acres and, as of December 31, 2001, leased approximately 8 acres from Randy Knight, a director and principal shareholder of the Company. The property we lease from Randy Knight includes terminal and operating facilities. We made total payments of approximately $81,000 to, or on behalf of, Total Warehousing and Randy Knight for the year ended December 31, 2001. Randy Knight owns a 50 percent interest in Total Warehousing; the balance is owned by an unaffiliated party.


     In March 1999, we exercised our option to extend our lease with Randy Knight for five (5) years, until April 30, 2004. We have an additional option to extend the lease term for an additional five (5) years. The current monthly base rent is $6,700. Under the lease, base rent increases by 3% on the first day of each option term, and the third anniversary of the commencement date of each option term. In addition to base rent, the lease requires us to pay our share of all expenses, utilities, taxes and other charges. Under the lease, the Company and Total Warehousing will continue to use portions of the premises jointly. We have granted Randy Knight access and utility easements over our owned and leased properties. The purchase and lease agreements between us and Randy Knight include cross-indemnities relating to liabilities and expenses arising from the use and occupancy of the property by the parties to the agreements.


     We and Total Warehousing from time to time provide services to each other. Total Warehousing provided us with general warehousing services and we paid $5,300 to Total Warehousing for these services for the year ended December 31, 2001.

     Randy Knight retired as an officer of the Company on July 31, 1999, and since then has acted as a consultant to us for which we paid him fees of $50,000 per year. The consulting agreement is terminable at the will of either party. The Board of Directors has approved this arrangement.


     We paid approximately $90,000 during 2001 for key employees' life insurance premiums. The total premiums paid are included in "other assets" in the consolidated balance sheet attached to our Form 10-K. The life insurance policies provide for cash distributions to the beneficiaries of the policyholders upon death of the key employee. We are entitled to receive the total premiums paid out on the policies at distribution prior to any beneficiary distributions.


CONCENTREK INVESTMENT

     We periodically examine investment opportunities in areas related to the truckload carrier business. Our investment strategy is to add to shareholder value by investing in industry related businesses that will assist us in strengthening our overall position in the transportation industry, minimize our exposure to start-up risk and provide us with an opportunity to realize a substantial return on our investment. In April 1999, we acquired a 17% interest in Concentrek, Inc. ("Concentrek"), formerly known as KNGT Logistics, Inc., with the intent of investing in the non-asset transportation business. Our investment in Concentrek was approved by a majority of our Independent Directors. We hold non-voting Class A Preferred Stock in Concentrek which is preferred in the event of liquidation, dissolution, sale or merger and with respect to dividends over all other classes of stock, including stock held by members of the Knight family. We have preferential rights if Concentrek issues additional shares and limited voting rights with respect to any merger, consolidation, sale of substantially all of Concentrek's assets, and certain other major corporate events. Through a limited liability company, we have lent $824,500 to Concentrek to fund start-up costs and are committed to loan an additional $110,500 under this promissory note. The loan is evidenced by a promissory note that is convertible after five years, at our option, into Concentrek's Class A Preferred Stock and is secured by a first lien on Concentrek's assets. In October 2001, we agreed to lend directly to Concentrek an additional $1.4 million on a secured basis to provide additional working capital. This note is secured by a first lien on Concentrek's assets. Our loans to Concentrek have priority over the loans made by the Knights described below.

     Other investors in Concentrek include Randy, Kevin, Gary and Keith Knight, who collectively own 43% of Concentrek's issued and outstanding stock, and through the same limited liability company affiliate through which we invested, Randy, Kevin, Gary and Keith Knight have collectively lent to Concentrek the sum of $4,565,000. This loan is evidenced by a promissory note convertible into Concentrek Class B Preferred Stock to fund Concentrek's start-up costs. Our investment has been structured to limit our exposure to Concentrek start-up losses and business risk.


KNIGHT FLIGHT

     In November 2000, we acquired a 19% interest in Knight Flight Services, LLC ("Knight Flight") which acquired and operates a Cessna Citation 560 XL jet aircraft. The aircraft is leased to Pinnacle Air Charter, L.L.C., an unaffiliated entity, which leases the aircraft on behalf of Knight Flight. The cost of the aircraft to Knight Flight was $8,942,700. We invested $1,717,700 in Knight Flight in order to assure access to charter air travel for the Company's employees. We have a priority use right for the aircraft and are not obligated to make additional capital contributions to Knight Flight. The remaining 81% interest in Knight Flight is owned by Randy, Kevin, Gary and Keith Knight, who have personally guaranteed the balance of the purchase price and to contribute any capital required to meet any cash short falls. The acquisition of our interest in Knight Flight was approved by a disinterested majority of our Board of Directors. We believe that our interest in Knight Flight allows us to obtain any access to needed charter air services for Company business at prices equal to or less than is available from unrelated charter companies. Knight Flight also makes the aircraft available for charter to third parties through a licensed aircraft charter company.

TRANSACTIONS WITH AFFILIATES

     We have adopted a policy that transactions with affiliated persons or entities will be on terms no less favorable to us than those that could be obtained from unaffiliated third parties on an arm's length basis, and that any such transaction must be reviewed by our Independent Directors.

CERTAIN BUSINESS RELATIONSHIPS


     During 2001, we retained Scudder Law Firm to perform certain legal services on our behalf. We paid Scudder Law Firm approximately $64,500 for services during 2001. Mark Scudder, a member of our Board of Directors, is also a member of Scudder Law Firm and performed legal services on behalf of us. We intend to continue the use of Scudder Law Firm during 2002.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

The following table sets forth, as of February 28, 2002, the number and percentage of outstanding shares of Company Common Stock beneficially owned by each person known by us to beneficially own more than 5% of such stock, by each Director and Named Executive Officer of the Company, and by all directors and executive officers of the Company as a group.


        NAME AND ADDRESS OF                  AMOUNT AND NATURE OF     PERCENT OF
         BENEFICIAL OWNER(1)                 BENEFICIAL OWNERSHIP       CLASS
         -------------------                 --------------------       -----
Donald A. Bliss(2)                                    14,203                *

Timothy M. Kohl(3)                                    13,070                *

Gary J. Knight(4)                                  3,535,209             9.57%

Keith T. Knight(5)                                 3,306,148             8.95%

Kevin P. Knight(6)                                 3,291,365             8.91%

Randy Knight(7)                                    2,849,633             7.71%

G.D. Madden(8)                                        11,503                *

Matt Salmon(9)                                         5,625                *

Mark Scudder(10)                                       2,887                *

Wasatch Advisors, Inc.(11)                         2,561,045              6.9%

FMR Corp.(12)                                      1,994,075             5.39%

All directors and executive officers
  as a group (nine persons)                       13,029,643            35.28%


*    Represents less than 1% of our outstanding Common Stock.

(1) The address of each officer and director is 5601 West Buckeye Road, Phoenix, Arizona 85043. The address of Wasatch Advisors, Inc. ("Wasatch") is 150 Social Hall Avenue, Salt Lake City, Utah 84111. All information provided with respect to Wasatch is based solely upon the Company's review of a Schedule 13G/A, filed by Wasatch with the Securities and Exchange Commission on February 14, 2002. The address of FMR Corp. ("FMR") is 82 Devonshire Street, Boston, Massachusetts 02109. All information provided with respect to FMR is based solely upon the Company's review of a Schedule 13G filed by FMR with the Securities and Exchange Commission on February 14, 2002.


(2) Includes 14,203 shares beneficially owned by Donald A. Bliss over which he exercises sole voting and investment powers under a Revocable Trust Agreement.


(3) Includes 6,750 shares that Timothy M. Kohl has the right to acquire through exercise of stock options and 6,320 shares owned outright.

(4) Includes 3,350,146 shares beneficially owned by Gary J. Knight over which he exercises sole voting and investment power as a Trustee under a Revocable Trust Agreement dated May 19, 1993, and 5,063 shares owned by minor children who share the same household.

(5) Includes 3,301,085 shares beneficially owned by Keith T. Knight over which he and his wife, Fawna Knight, exercise sole voting and investment power as Trustees under a Revocable Trust Agreement dated March 13, 1995, and 5,063 shares owned by minor children who share the same household.

(6) Includes 3,254,127 shares beneficially owned by Kevin P. Knight over which he and his wife, Sydney Knight, exercise sole voting and investment power as Trustees under a Revocable Trust Agreement dated March 25, 1994, 31,050 shares held by Kevin P. and Sydney B. Knight Family Foundation over which Kevin P. Knight and his wife, Sydney Knight, as officers of the Foundation, exercise sole voting and investment power on behalf of the Foundation; and 6,188 shares owned by a minor child who shares the same household.

(7) Includes 2,165,408 shares beneficially owned by Randy Knight over which he exercises sole voting and investment power as a Trustee under a Revocable Trust Agreement dated April 1, 1993; 675,000 shares held by a limited liability company for which Mr. Knight acts as manager and whose members include Mr. Knight and trusts for the benefit of his four children; and 9,225 shares owned by a child who shares the same household and over which Mr. Knight exercises voting power.


(8) Includes 8,438 shares that G.D. Madden has the right to acquire through the exercise of a stock option, and 3,065 owned outright.

(9) Includes 5,625 shares that Matt Salmon has the right to acquire through the exercise of a stock option.

(10) Includes 2,887 shares that Mark Scudder owns outright.


(11) Wasatch Advisors, Inc. has sole voting power over 2,561,045 shares and sole dispositive power over 2,561,045 shares. It has shared voting power and shared dispositive power over no shares. Wasatch Advisors, Inc. is the owner of record and discloses beneficial ownership of such shares. The foregoing is based solely on information provided by Form 13G/A, filed by Wasatch Advisors, Inc. with the Securities and Exchange Commission on February 14, 2002.

(12) FMR Corp. is the beneficial owner of 1,994,075 shares and Edward C. Johnson, III, Chairman of FMR Corp., has the sole power to direct the voting of the shares owned directly by FMR. Mr. Johnson has shared voting power and shared disposition power over no shares. FMR Corp. is the owner of record and discloses beneficial ownership of such shares. The foregoing is based solely on information provided by Form 13G, filed by FMR Corp. with the Securities and Exchange Commission on February 14, 2002.

                              SHAREHOLDER PROPOSALS

     The Board of Directors will consider proposals from shareholders for nominations of directors to be elected at the 2003 Annual Meeting of shareholders that are made in writing to the Secretary of the Company, are received at least ninety (90) days prior to the 2003 Annual Meeting, and contain sufficient background information concerning the nominee to enable a proper judgment to be made as to his or her qualifications, as more fully provided in our Articles of Incorporation and Bylaws.


     Proposals of shareholders as to other matters intended to be presented at the 2003 Annual Meeting must be received by the Company by December 6, 2002, to be considered for inclusion in our Proxy Statement and form of proxy relating to such meeting. Proposals should be mailed via certified mail, return receipt requested, and addressed to Timothy M. Kohl, Secretary, Knight Transportation, Inc., 5601 West Buckeye Road, Phoenix, Arizona 85043.


                               OTHER MATTERS

     The Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties.

                                        Knight Transportation, Inc.


                                        Kevin P. Knight
                                        Chairman of the Board and
                                        Chief Executive Officer

                                    EXHIBIT 1

                            PROPOSED AMENDMENT TO THE
            ARTICLES OF INCORPORATION OF KNIGHT TRANSPORTATION, INC.


     Until December 31, 2005, the consent of those persons who hold sixty-seven percent (67%) of the Corporation's issued and outstanding shares, voting as a single class, shall be required to approve any offer to purchase substantially all of the Corporation's assets or any share exchange, plan of merger or consolidation, or other transaction, pursuant to which the outstanding Common Stock of the Corporation is exchanged, acquired or converted into cash or other consideration, given or issued by another person that is not controlled by the Corporation; provided that nothing in this Article XI shall require that the Corporation obtain shareholder approval to acquire, directly or indirectly, the stock or assets of another entity, by merger, share exchange or otherwise, through the issuance of the Corporation's common or preferred stock, the payment of cash, or otherwise. For purposes of this Article, a person is controlled by the Corporation only if the Corporation owns more than fifty percent (50%) of the combined voting power of all classes of stock of such person, if such person is a corporation or, if the person is not a corporation, the Corporation holds more than fifty percent (50%) of the beneficial interest, capital, profits, or voting rights of such person.

                                    EXHIBIT 2

                              PROPOSED AMENDMENT TO
                            THE AMENDED AND RESTATED
                  KNIGHT TRANSPORTATION, INC. STOCK OPTION PLAN


     2.1 Shares Reserved For Stock Grants. There are reserved and available for the Stock Grants pursuant to all Divisions of this Plan 3,675,000 shares of the Company's authorized but unissued Stock, including all shares subject to all options previously issued under the Plan prior to May 8, 2002. The number of shares reserved and available hereunder takes into account all adjustments made to the total number of shares available for Stock Grants pursuant to the stock dividend adjustments authorized by Section 2.2 from the adoption of this Plan through May 8, 2002. Of this amount, 25,000 shares of Stock have been reserved for Stock Grants made under the Independent Directors Plan. The balance of the Shares are reserved for Stock Grants that have been made or may be awarded under any other Division of this Plan; provided, however, that in no event shall the aggregate number of shares of Stock subject to all Stock Grants made under this Plan since inception exceed 3,675,000 shares of Stock, except as described in
Section 2.2, below. As of May 8, 2002, stock grants for 2,827,781 shares of Stock have been issued under all divisions of the Plan.

                                    EXHIBIT 3

                           KNIGHT TRANSPORTATION, INC.
                             AUDIT COMMITTEE CHARTER

                              AMENDED AND RESTATED

                         CHARTER OF THE AUDIT COMMITTEE

                                       OF

                             THE BOARD OF DIRECTORS

                                       OF

                           KNIGHT TRANSPORTATION, INC.

                                  MAY 10, 2000

                              AMENDED AND RESTATED
                         CHARTER OF THE AUDIT COMMITTEE
                                       OF
                             THE BOARD OF DIRECTORS
                                       OF
                           KNIGHT TRANSPORTATION, INC.

                                  MAY 10, 2000


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.   Purpose of Audit Committee................................................1

2.   Qualifications of Audit Committee.........................................1

3.   Duties of the Audit Committee.............................................2

4.   Access to Information.....................................................4

5.   Employee Access to Audit Committee........................................4

6.   Frequency of Meetings.....................................................4

7.   Access to Legal Counsel...................................................4

8.   Meeting Procedures........................................................4

9.   Other Duties..............................................................5

10.  Limitation of Audit Committee Duties......................................5

                                    RECITALS

     In June 1994, the Board of Directors of Knight Transportation, Inc. (the "Company") appointed an Audit Committee, and that committee, since July 26, 1994, has maintained a written Charter specifying its duties.

     On December 14, 1999, the Securities and Exchange Commission (the "Commission") issued Release No. 34-42231 (the "NASDAQ Release"), amending the rules applicable to the qualification and responsibility of directors participating on the audit committees of NASDAQ traded companies. On December 22, 1999, the Commission issued Release No. 34-42266 (the "SEC Release") amending, among other rules, the rules applicable to audit committees for all publicly traded companies.

     The Board of Directors of the Company (the "Board") believes that it is appropriate to amend and restate the Charter of the Audit Committee of the Board of Directors of Knight Transportation, Inc. (the "Charter") in order to comply with the applicable provisions of the NASDAQ Release and the SEC Release. Accordingly, the Charter is hereby amended and restated, in its entirety, as follows, effective as of May 10, 2000, to reflect the directives of the Company's Board.

                                     CHARTER

     1. PURPOSE OF AUDIT COMMITTEE. The purpose of the Audit Committee is to provide independent and skilled guidance to the Board in fulfilling its responsibility to ensure the fairness and accuracy of the Company's financial statements and to ensure the existence of appropriate internal financial controls, and the independence of the independent public accounting firm engaged to audit the Company's financial statements (the "external auditors"), and to render the reports required of the Audit Committee pursuant to Item 306 of Regulation S-K, and to allow the Company to make the disclosures required by
Item 7(e)(3) of Schedule 14(A) and related Commission regulations.

     2. QUALIFICATIONS OF AUDIT COMMITTEE. The Audit Committee shall consist of not less than two (and not later than June 14, 2001, three directors) nor more than five directors, each of whom qualifies as an "independent director" under Rule 4200 of the NASDAQ Stock Market, Inc.'s listing requirements, unless exceptional circumstances exist that, under NASDAQ listing requirements, would allow the Audit Committee to include one non-independent director member, who may not be either a current employee or immediate family member of a current employee. Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement. Additionally, at least one member of the Audit Committee shall, in the judgment of the Board, have experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background in evaluating financial statements, which may include past experience as a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     3. DUTIES OF THE AUDIT COMMITTEE. Subject to the second sentence of Paragraph 10, below, the Audit Committee will perform the following duties in the manner and priority the Audit Committee determines, in its discretion, to be appropriate under the circumstances:

          (a) Review the Company's earnings statements and forecasts, if any, with management and with the Company's external auditors prior to the release of such statements to the public;

          (b) Assure that the Company's interim financial statements are reviewed by the Company's external auditors, as required by Item 306 of Regulation S-K prior to the filing of such interim financial statements with the Commission as part of the Company's report on Form 10-K;

          (c) Review and discuss the Company's audited financial statements with management;

          (d) Review and discuss the Company's audited financial statements with the Company's external auditors and review those matters required to be discussed by SAS-61, as modified or supplemented from time to time;

          (e) Receive from the Company's external auditors, formal written statements and disclosures and the letter from the Company's external auditors required by Independent Standards Board's Standard No. 1, as modified or supplemented, and discuss with the external auditors their independence, and review all audit and other services performed by the external auditors for the Company to assure that such services do not compromise the external auditors' independence;

          (f) Review and consider and, to the extent necessary, engage in direct dialogue with the external auditors, with respect to any relationships or services provided by the external auditors to the Company or any other affiliate of the Company or any party that may affect the objectivity or independence of the external auditors and take, or recommend that the Board take, appropriate action to ensure the independence of the external auditors;

          (g) Review annually the scope of the external auditors' work, including any non-auditing or consulting services;

          (h) Review with the Company's external auditors all adjustments made to the Company's audited financial statements, including a reconciliation of any adjustments made in the audited financial statements from the Company's quarterly interim financial statements;

          (i) Review with management and the Company's external auditors any significant financial reporting issues or judgments called for in connection with the preparation of the Company's financial statements, including the
adequacy  and  appropriateness  of  any  reserves,   policies  relating  to  the
recognition of revenue, the quality and appropriateness of the Company's accounting principles, and any other matters which, in the judgment of the Committee or the Company's external auditors, could have a material impact on the Company's financial statements;

          (j) Meet with the Company's external auditors and with management to review and assess any material financial risk exposure to the Company and the steps management has or plans to take to monitor and control financial risk;

          (k) Review with the Company's external auditors and management the adequacy of the Company's internal financial controls and reporting systems;

          (l) Confer with the Company's external auditors whether any matters described in Section 10A of the Securities and Exchange Act of 1934 have come to the attention of the external auditors;

          (m) Review any major changes to the Company's auditing and accounting policies and practices suggested by the Company's external auditors or by management. (In undertaking the duties specified herein, in communications with the Company's external auditors, the Audit Committee will, in accordance with SAS-61, communicate with the external auditors with respect to (1) methods used to account for significant or unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates, and the basis for the auditors conclusions regarding the reasonableness of those estimates; and (4) disagreements with management, if any, over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the Company's financial statements);

          (n) Recommend annually the selection and engagement of the Company's external auditors and review their fees and the proposed scope and plan of the annual audit;

          (o) Review the external auditors' management letter and consider any comments made by the external auditors with respect to improvements in the internal accounting controls of the Company, consider any corrective action recommended by the external auditors, and review any corrective action taken by management;

          (p) Review and devote attention to any areas in which management and the Company's external auditors disagree and determine the reasons for such disagreement;

          (q)  Review  the   performance  of  the  external   auditors  and,  if
appropriate, recommend that the Board replace any external auditor failing to perform satisfactorily;

          (r) Review the performance of the Company's Chief Financial Officer and Controller;

          (s) Review any difficulties any external auditor may have encountered with respect to performance of an audit, including, without limitation, any restrictions placed upon the scope of the audit on access to information, or any changes in the proposed scope of the audit;

          (t) Provide, as part of the Company's proxy filed pursuant to Regulation 14A or 14C, as applicable, the report required by Item 306 of Regulation S-K, and cause a copy of that report to be included annually in the Company's proxy solicitation materials; and

          (u) Periodically review the adequacy of this Charter and make recommendations to the Board with respect to any changes in the Charter.

     4. ACCESS TO INFORMATION. In order to perform its obligations, the Audit Committee shall have unrestricted access to all relevant internal and external Company information and to any officer, director or employee of the Company.

     5. EMPLOYEE ACCESS TO AUDIT COMMITTEE. Any person employed by the Company and any of the Company's independent contractors will have access to the Audit Committee to report any matter which such person believes would be of interest to the Audit Committee or of general concern to the Audit Committee or the Board. Contacting a member of the Audit Committee to report any irregularity, questionable activity, or other matter will not subject the person making the report to discipline.

     6. FREQUENCY OF MEETINGS. The Audit Committee will meet each quarter prior to the release of the Company's earnings statements to review the earnings release. In addition, the Audit Committee will convene if a meeting is noticed by its Chairman, any member of the Audit Committee, any member of the Board, the Chief Financial Officer, or the Chief Executive Officer.

     7. ACCESS TO LEGAL COUNSEL. The Audit Committee, at its request, shall have access to the Company's outside legal counsel, and, if requested, to its own independent legal counsel. The Company will pay for the cost of any such legal counsel.

     8. MEETING PROCEDURES.

          (a) Members of the Audit Committee shall endeavor to attend all meetings of the Committee. The Audit Committee may meet telephonically or in person and may take action, with the written consent of all members. A majority of the Audit Committee will constitute quorum for all purposes.

          (b) Written minutes will be maintained for each meeting of the Audit Committee.

          (c) The Audit Committee, at least once a year, will meet privately with the Company's external and internal auditors, and no representative of the Company's management shall attend such meetings.

     9. OTHER DUTIES. The Audit Committee will perform such other duties as the Board may assign to it.

     10. LIMITATION OF AUDIT COMMITTEE DUTIES. The Audit Committee is not an investigative committee of the Board and shall have no investigative duties, unless expressly assigned to the Audit Committee by the Board. The Audit Committee will exercise its business judgment in performing its duties under this Charter, including the duties outlined in Paragraph 3, and may emphasize and prioritize those duties and responsibilities set forth above which the Committee, in its discretion and judgment, believes are the most important,
given  the  particular   circumstances.   The  external  auditors  shall  remain
ultimately accountable to the Company's Board and the Audit Committee, as the designated representatives of the Company's shareholders. Accordingly, it is not the duty of the Audit Committee to undertake the audit of the Company itself, to plan the audit, or to undertake any of the responsibilities of the Company's internal or external auditors. The Audit Committee is not required to follow the procedures required of auditors in performing reviews of interim financial statements of audited financial statements. In performing its functions, the Audit Committee may rely upon information provided to it by management, by the Company's internal and external auditors, or by legal counsel. This Charter imposes no duties on the Audit Committee or its members that are greater than those duties imposed by law upon a director of an Arizona corporation under
Section 10-830 of the Arizona Revised Statutes. If any claim is asserted against the Audit Committee, any of its members or the Company by shareholder or any other person, nothing in this Charter shall be construed to limit or restrict any defense available to the Audit Committee, any of its members, or to the Company.

DATED: May 10, 2000

                                        /s/ Don Bliss
                                        ----------------------------------------
                                        Don Bliss, Chairman and Member
                                        Audit Committee